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                                                                   Exhibit 14(c)
                                                                   -------------





                      Consent of Simpson Thacher & Bartlett



We consent to the use of our tax opinion in NASL Series Trust's Registration Statement on Form N-14 and to the references made to our firm therein and in any amendments thereto.




                                     /s/ SIMPSON THACHER & BARTLETT



New York, New York

November 5, 1996